Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                           FOR THE DISTRICT OF ARIZONA

In re:                     )  CASE NO. B-00-10938-ECF-RTB
                           )
THE TESSERACT GROUP, INC.  )  BUSINESS AND INDUSTRY
                           )  MONTHLY OPERATING REPORT
                           )
                           )  MONTH OF MARCH
                           )
                Debtor(s)  )  DATE PETITION FILED: October 6, 2000
                           )
                           )    TAX PAYER ID NO. 4101581297

Nature of Debtor's Business: For Profit Educational Services

DATE DISCLOSURE STATEMENT:    FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------
DATE PLAN OF REORGANIZATION:  FILED Not Yet Filed   TO BE FILED To Be Determined
                                    -------------               ----------------

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.


RESPONSIBLE PARTY:

                                                                         CEO
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                                 TITLE

Michael Lynch
----------------------------------------                              ----------
PRINTED NAME OF RESPONSIBLE PARTY                                        DATE


PREPARER:

/s/ Douglass E. Snell                                                 Controller
----------------------------------------                              ----------
ORIGINAL SIGNATURE OF PREPARER                                          TITLE

Douglass E. Snell                                                       4/20/01
----------------------------------------                              ----------
PRINTED NAME OF PREPARER                                                 DATE

PERSON TO CONTACT REGARDING THIS REPORT: Douglass E. Snell
                                         ---------------------------------------
                           PHONE NUMBER: 480-783-4317
                                         ---------------------------------------
                                ADDRESS: 4515 E. Muirwood Dr.
                                         Phoenix, AZ 85048
                                         ---------------------------------------

                   ORIGINAL OF REPORT IS FILED WITH THE COURT,
                    COPY IS FILED WITH U.S. TRUSTEE'S OFFICE

THE TESSERACT GROUP, INC.
B-00-10938-ECF-RTB                                             MONTH: MARCH 2001

                           RECEIPTS AND DISBURSEMENTS

                                                                             BANK ACCOUNTS
                                     -----------------------------------------------------------------------------------------------
AMOUNTS REPORTED SHOULD BE              NATIONAL        GROUP           GROUP           GROUP        TESSERACT GROUP     TESSERACT
PER THE DEBTOR'S BOOKS,                DEPOSITORY     DEPOSITORY        MEDICAL         PAYROLL         OPERATING         CHARTER
not per the bank statement           #944-010-7759   #022-922-6741   #022-922-6576   #022-922-6576    #022-978-8101    #022-922-6808
                                     -------------   -------------   -------------   -------------    -------------    -------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                              --      148,290.77              --              --               --        67,663.60

RECEIPTS
 STUDENT FEES                         1,577,546.89      195,932.73
 CHARTER SCHOOL REVENUE                                                                                                   237,105.42
 ACCOUNTS RECEIVABLE                            --
 INTEREST                                                   404.10
 SALE OF ASSETS
 TRANSFERS IN FROM OTHER ACCOUNTS                     1,793,147.03       27,275.16      902,114.57       380,489.57         1,158.68
 OTHER (ATTACH LIST)

      TOTAL RECEIPTS                  1,577,546.89    1,989,483.86       27,275.16      902,114.57       380,489.57       238,264.10

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                 --       15,986.65       27,275.16      440,982.36       263,591.04        49,337.17
 CAPITAL IMPROVEMENTS
 PRE-PETITION DEBT
 TRANSFERS TO OTHER DIP ACCOUNTS      1,577,546.89    1,309,879.30                                                        215,600.14
 PAYMENTS MADE FOR SUNRISE EDU                          483,074.04                      461,132.21       116,898.53
 OTHER (VOIDS)

REORGANIZATION EXPENSES:
 ATTORNEY FEES
 ACCOUNTANT FEES
 OTHER PROFESSIONAL FEES
 U.S. TRUSTEE QUARTERLY FEE
 COURT COSTS
      TOTAL DISBURSEMENTS             1,577,546.89    1,808,939.99       27,275.16      902,114.57       380,489.57       264,937.31
                                      ------------    ------------       ---------      ----------       ----------       ----------
ACCOUNT BALANCE -
END OF MONTH                                    --      328,834.64              --              --               --        40,990.39
                                      ============    ============       =========      ==========       ==========       ==========

                                                                        BANK ACCOUNTS
                                     -------------------------------------------------------------------------------------
AMOUNTS REPORTED SHOULD BE               CHARTER       FIRST FEDERAL     CREDITOR         PETTY CASH
PER THE DEBTOR'S BOOKS,              EXTRACURRICULAR   CREDIT UNION       RESERVE       EAGAN MINNESOTA
not per the bank statement            #022-922-7442   #4002-0270-922   #052-980-2118   #1-801-9204-8049        TOTAL
                                      -------------   --------------   -------------   ----------------   ----------------
ACCOUNT BALANCE -
BEGINNING OF MONTH                         9,842.77        11,626.60      250,540.12             500.00         488,463.86

RECEIPTS
 STUDENT FEES                                                                                                 1,773,479.62
 CHARTER SCHOOL REVENUE                                                                                         237,105.42
 ACCOUNTS RECEIVABLE                                                                                                    --
 INTEREST                                                      42.38          329.75                                776.23
 SALE OF ASSETS                                                           160,000.00                            160,000.00
 TRANSFERS IN FROM OTHER ACCOUNTS                                                 --                          3,104,185.01
 OTHER (ATTACH LIST)                                                                                                    --

      TOTAL RECEIPTS                             --            42.38      160,329.75                 --       5,275,546.28

DISBURSEMENTS
 BUSINESS - ORDINARY OPERATIONS                                                                                 797,172.38
 CAPITAL IMPROVEMENTS                                                                                                   --
 PRE-PETITION DEBT                                                                                                      --
 TRANSFERS TO OTHER DIP ACCOUNTS           1,158.68                                                           3,104,185.01
 PAYMENTS MADE FOR SUNRISE EDU.                                                                               1,061,104.78
 OTHER (VOIDS)                                                                                                          --

REORGANIZATION EXPENSES:
 ATTORNEY FEES                                                                                                          --
 ACCOUNTANT FEES                                                                                                        --
 OTHER PROFESSIONAL FEES                                                                                                --
 U.S. TRUSTEE QUARTERLY FEE                                                                                             --
 COURT COSTS                                                                                                            --
      TOTAL DISBURSEMENTS                  1,158.68               --              --                 --       4,962,462.17
                                          ---------        ---------      ----------             ------       ------------
ACCOUNT BALANCE -
END OF MONTH                               8,684.09        11,668.98      410,869.87             500.00         801,547.97
                                          =========        =========      ==========             ======       ============

                    THE FOLLOWING SECTION MUST BE FILLED OUT

DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
 TOTAL DISBURSEMENTS FROM ABOVE                                                                              4,962,462.17
  LESS: TRANSFERS OUT TO OTHER DIP ACCOUNTS                                                                 (3,104,185.01)
  LESS: PAYMENTS MADE FOR SUNRISE EDUCATIONAL SERVICES, INC.                                                (1,061,104.78)
 PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. PAYMENTS FROM ESCROW OR 2-PARTY CHECKS)
                                                                                                            -------------
 TOTAL DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:                                                           797,172.38
                                                                                                            =============

                       The Tesseract Group (excl. Sunrise)
                             Statement of Operations
                       For the Month Ending March 31, 2001

Revenue
Tuition and Fees Revenue                                         $   616,076.99
Charter Revenue                                                      213,078.40
Transportation Revenue                                                 1,365.53
Food Revenue                                                          13,666.00
Refunds/Returns                                                       (3,175.82)
Discounts                                                               (382.33)
                                                                 --------------
Total Revenue                                                        840,628.77
                                                                 --------------
Operational Costs
Salaries and Wages                                                   432,943.67
Taxes and Benefits                                                    44,535.57
Classroom Expenses                                                    10,951.85
Food Programs Expense                                                  9,856.26
Transportation Expenses                                                1,878.85
Maintenance Expense                                                   27,479.60
Insurance Expense                                                        217.53
Internet Expense                                                             --
Rent Expense                                                          73,121.30
Security Services Expense                                                469.82
Personal Property Tax Expense                                             96.40
Real Property Tax Expense                                             11,835.77
Utilities Expense                                                     17,226.89
                                                                 --------------
Total Operational Costs                                              630,613.51
                                                                 --------------
General & Administrative Costs
Advertising, Mktg, Promo Exp                                                 --
Audit & Tax Expense                                                          --
Bad Debt Expense                                                      21,043.56
Bank Charges/Processing Fees-A                                         2,637.65
Computer/Technology Expense                                              928.87
Consultant Fees Expense                                                      --
Investor Relations Expense                                                   --
Licenses & Fees Expense                                                1,000.55
Office/School Supplies Expense                                         2,462.41
Penalties & Late Fees Expense                                                --
Postage and Printing Expense                                             521.32
Pre-Employment Expense                                                   132.50
Telephone Expense                                                      4,020.39
Travel Expense                                                           532.29
Closed School Expense                                                        --
Corporate Overhead                                                   149,096.31
Corporate Overhead Allocated to Sunrise                              (74,548.00)
Other Expenses                                                             2.13
                                                                 --------------
Total General and Administrative Expenses                            107,829.98
                                                                 --------------
Gain/Loss on Sales of Fixed Assets                                    13,441.75
Other Expense                                                          1,092.39
Interest Expense                                                     (84,386.01)
                                                                 --------------
Net Interest and Other Income (Expense)                              (69,851.87)
                                                                 --------------
Depreciation Expense                                                  70,271.99
                                                                 --------------
Total Depreciation and Amortization                                   70,271.99
                                                                 --------------
Reorganization Expenses
Professional Fees                                                     83,293.87
Professional Fees Allocated to Sunrise                               (41,647.00)
                                                                 --------------
Total Reorganization Expenses                                         41,646.87
                                                                 --------------
Net Income                                                       $   (79,585.45)
                                                                 ==============

                       The Tesseract Group (excl. Sunrise)
                                  Balance Sheet
                                 March 31, 2001


ASSETS

Current Assets
Cash and Cash Equivalents                                       $    678,554.00
Accounts Receivable, net                                             214,042.13
Note Receivable from Nobel                                                   --
Prepaid Rent                                                          28,848.99
Other Prepaid Expenses                                               519,175.55
                                                                ---------------
Total Current Assets                                               1,440,620.67

Investment in Sunrise                                             18,971,824.26
Property and Equipment, net                                        4,098,728.11
Deposits and Other Assets                                          1,490,501.42
                                                                ---------------
Total Assets                                                    $ 26,001,674.46
                                                                ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
Accounts Payable                                                $     61,552.35
Accrued Payroll and Benefits                                       1,010,450.66
Accrued Payroll Taxes                                                 86,035.42
Deferred Revenue and Tuition Deposits                              1,306,751.83
                                                                ---------------
Total Current Liabilities                                          2,464,790.26
                                                                ---------------
Pre-Petition Liabilities
Line of Credit                                                     5,848,822.65
Accounts Payable                                                   4,010,564.38
Other Unsecured Notes Payable                                        865,500.00
Other Current Liabilities                                          4,196,528.09
Long-Term Debt                                                     3,053,882.95
                                                                ---------------
Total Pre-Petition Liabilities                                    17,975,298.07
                                                                ---------------
Due to Sunrise                                                       676,887.77
Reserve for Closed Schools                                           504,099.10
Other Long-Term Obligations                                           13,999.76
                                                                ---------------
Total Long-Term Liabilities                                        1,194,986.63
                                                                ---------------
Total Liabilities                                                 21,635,074.96
                                                                ---------------
Shareholders' Equity
Pre-Petition Shareholders' Equity                                  5,233,609.18
Post Petition Retained Deficit                                      (867,009.68)
                                                                ---------------
Total Shareholders' Equity                                         4,366,599.50
                                                                ---------------
Total Liabilities and Shareholders' Equity                      $ 26,001,674.46
                                                                ===============

CASE NUMBER: B-00-10938-ECF-RTB                       STATUS OF ASSETS


                                                      0-30       31-60     60+
ACCOUNTS RECEIVABLE                         TOTAL     DAYS       DAYS      DAYS
-------------------                         -----     ----       ----      ----

TOTAL ACCOUNTS RECEIVABLE                  222,761   116,540    35,986    70,235
  LESS: AMOUNT CONSIDERED UNCOLLECTIBLE      8,720                         8,720
ACCOUNTS RECEIVABLE (NET)                  214,041   116,540    35,986    61,515


                              SCHEDULED                                CURRENT
FIXED ASSETS                   AMOUNT       ADDITIONS    DELETIONS      AMOUNT
------------                   ------       ---------    ---------      ------

REAL PROPERTY                 1,867,408                               1,867,408

BUILDING IMPROVEMENTS/PLANT     846,395       16,066       360,805      501,656
ACCUMULATED DEPRECIATION       (136,823)     (23,591)     (110,273)     (50,141)
NET BUILDINGS/PLANT             709,573       (7,525)      250,532      451,515

EQUIPMENT                     5,466,149                  2,112,054    3,354,094
ACCUMULATED DEPRECIATION     (2,404,930)    (439,611)   (1,201,434)  (1,643,107)
NET EQUIPMENT                 3,061,218     (439,611)      910,621    1,710,987

AUTOS & VEHICLES                557,586                    222,162      335,424
ACCUMULATED DEPRECIATION       (259,791)     (58,246)      (83,570)    (234,466)
NET AUTOS & VEHICLES            297,795      (58,246)      138,592      100,958

NOTE: Reduction in assets due to sale of Eagan, Paradise Valley and Ahwatukee private schools

CASE NUMBER: B-00-10938-ECF-RTB                    STATUS OF LIABILITIES
                                                   AND SENSITIVE PAYMENTS

      POSTPETITION
   UNPAID OBLIGATIONS              TOTAL        0-30    31-60    61-90     91+
   ------------------            ---------   ---------  -----    -----   ------
ACCOUNTS PAYABLE                    61,552      42,179    185    1,605   17,583
TAXES PAYABLE                       86,035      86,035
ACCRUED SALARIES AND BENEFITS    1,010,451   1,010,451
PREPAID TUITION AND DEPOSITS     1,306,752   1,306,752
SECURED DEBT
OTHER (ATTACH LIST)
                                 ---------   ---------    ---    -----   ------
TOTAL POST-PETITION
     LIABILITIES                 2,464,790   2,445,417    185    1,605   17,583
                                 =========   =========    ===    =====   ======

PAYMENTS TO INSIDERS AND PROFESSIONALS

                                INSIDERS
                                                           AMOUNT PD   TOTAL PD
NAME                        REASON FOR PAYMENT            THIS MONTH   TO DATE
----                        ------------------            ----------   -------
Lucian Spataro              Wages and Exp. Reimbursement   18,898.49  129,134.79
Ernie Recsetar              Wages                                 --   22,000.00
Michael Lynch               Wages and Exp. Reimbursement   15,851.23   88,538.09
Gary Lilyquist              Wages and Exp. Reimbursement   31,123.50   80,239.99
                                                           ---------  ----------
TOTAL PAYMENTS TO INSIDERS                                 65,873.22  319,912.87
                                                           =========  ==========

                                  PROFESSIONALS

                        DATE OF COURT                         TOTAL
                      ORDER AUTHORIZING   AMOUNT   AMOUNT   TOTAL PAID  INCURRED
NAME                       PAYMENT       APPROVED   PAID      TO DATE   & UNPAID
----                       -------       --------   ----      -------   --------
NONE

CASE NUMBER: B-00-10938-ECF-RTB                              CASE STATUS

QUESTIONNAIRE
                                                                YES        NO
                                                                ---        --
HAVE ANY FUNDS BEEN DISBURSED FROM ANY
ACCOUNT OTHER THAN A DEBTOR IN POSSESSION
ACCOUNT?                                                                   NO

ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS,
NOTES, OR LOANS) DUE FROM RELATED PARTIES?                                 NO

ARE ANY WAGE PAYMENTS PAST DUE?                                            NO

ARE ANY U.S. TRUSTEE QUARTERLY FEES
DELINQUENT?                                                                NO

CURRENT NUMBER OF EMPLOYEES: 210

INSURANCE

                   CARRIER AND    PERIOD    EXPIRATION     PAYMENT AMOUNT
TYPE OF POLICY    POLICY NUMBER   COVERED     DATE          & FREQUENCY
--------------    -------------   -------     ----          -----------
Gen Liability     CLI0020446       3/1/01      6/15/01      Paid in full
Auto Liability    70APN164181      3/1/01       6/1/01      Paid in full
Excess Liability  UMI0000567       3/1/01      6/15/01      Paid in full
Workers Comp      307512-4        12/1/00     11/30/01      Monthly as a % of PR
Blanket Contents  59UUMUN3158      3/1/01      6/15/01      Paid in full

WHAT STEPS HAVE BEEN TAKEN TO REMEDY ANY OF THE PROBLEMS THAT BROUGHT ABOUT THE CHAPTER 11 FILING?

     Purchasing of new schools has ceased, and administrative expenses have been reduced. Other restructuring measures are being considered.

LIST ANY MATTERS THAT ARE DELAYING THE FILING OF A PLAN OF REORGANIZATION?

THE TESSERACT GROUP, INC.
CASH FLOW ANALYSIS
B-00-10938-ECF-RTB


BEGINNING FUNDS AVAILABLE:                            $ 491,609.75
                                                      ------------

Cash In:    Credit Card Deposit (Private)                84,078.41
            Credit Card Deposit (Charter)                 1,105.00
            Regular Deposits (Private)                  203,673.15
            Regular Deposits (Charter)                   17,100.38
            Regular Deposits (Corporate)                257,390.08
            Other  Deposit (Charter)                    237,105.42
            Interest                                        776.22
            Sales of Assets                             160,000.00
                                                      ------------
Daily Cash In:                                        $ 961,228.66



Cash Out:   Charter A/P                                  49,337.17
            Private A/P                                 146,692.51
            Corporate A/P                               233,797.05
            Corporate A/P (allocated to Sunrise)       (116,898.53)
            TesseracT Payroll                           312,129.24
            Charter Payroll                             128,853.12
            Medical Claims                               27,275.16
            Banking Fees                                 15,986.65
            Voids                                            (0.00)
                                                      ------------
Daily Cash Out:                                       $ 797,172.37

                                                      ------------
Net Cash In/Out:                                      $ 164,056.29
                                                      ------------

ENDING FUNDS AVAILABLE:                               $ 655,666.04
                                                      ============

THE TESSERACT GROUP, INC.
CONSOLIDATED CASH FLOW ANALYSIS                        TOTAL FOR
                                                      MARCH 2001


BEGINNING FUNDS AVAILABLE:                          $   488,463.86
                                                    --------------

Cash In:    Telecheck                               $   195,932.73
            Credit Card Deposit (Preschools)            509,917.70
            Credit Card Deposit (Private)                84,078.41
            Credit Card Deposit (Charter)                 1,105.00
            Regular Deposits (Preschools)               539,691.85
            Regular Deposits (Private)                  203,673.15
            Regular Deposits (Charter)                   17,100.38
            Regular Deposits (Corporate)                257,390.08
            Other  Deposit (Charter)                    237,105.42
            Interest                                        733.84
            Interest on LTC Acct                             42.38
            Sales of Assets                             160,000.00
            Voids                                             0.00

                                                    --------------
Daily Cash In:                                      $ 2,206,770.94

Cash Out:   Preschool A/P                           $   483,074.04
            Charter A/P                                  49,337.17
            Private A/P                                 146,692.51
            Corporate A/P                               233,797.05
            TesseracT Payroll                           312,129.24
            Preschool Payroll                           461,132.21
            Charter Payroll                             128,853.12
            College PR                                          --
            Preschool NSF                                35,409.68
            Medical Claims                               27,275.16
            Banking Fees                                 15,986.65
            LTC Payment                                         --
            LTC Fees                                            --
                                                    --------------
Daily Cash Out:                                     $ 1,893,686.83
                                                    --------------

Net Cash In/Out:                                    $   313,084.11
                                                    --------------

ENDING FUNDS AVAILABLE:                             $   801,547.97
                                                    --------------

                                 Owned Charters
                          VENDOR CHECK REGISTER REPORT
                               Payables Management

* Voided Checks

                                                                                              Audit
Check Number   Vendor ID       Vendor Check Name                Check Date   Checkbook ID   Trail Code        Amount
------------   ---------       -----------------                ----------   ------------   ----------        ------
800050130      APS200000-B     APS - 2907                          3/27/01   OPERATING      PMCHK00000062      $1,470.51
800050131      CAMCLA000-B     CLAUDIA CAMACHO                     3/27/01   OPERATING      PMCHK00000062         $24.80
800050132      ATTAZ0000-B     ATT-AZ                              3/27/01   OPERATING      PMCHK00000062        $100.47
800050133      CLS000000-B     CLS/CLEANWAY                        3/27/01   OPERATING      PMCHK00000062        $292.92
800050134      HUNLIL000-B     HUNT, LILLIAN                       3/27/01   OPERATING      PMCHK00000062         $43.40
800050135      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)          3/27/01   OPERATING      PMCHK00000062        $265.36
800050136      KP0LIM000-B     KP LIMITED INC                      3/27/01   OPERATING      PMCHK00000062      $1,914.75
800050137      MESSW0000-B     MESA SW MUSEUM                      3/27/01   OPERATING      PMCHK00000062        $100.00
800050138      TERINT000-B     TERMINEX INTERNATIONAL              3/27/01   OPERATING      PMCHK00000062         $52.00
800050139      THEREH000-B     THERAPY REHABILITATION SERVICE      3/27/01   OPERATING      PMCHK00000062      $3,150.00
800050140      U0CWIN000-B     U-C WINDOW CLEANING                 3/27/01   OPERATING      PMCHK00000062        $243.81
800050394      MANLIF000-B     MANULIFE FINNANCIAL                  3/5/01   OPERATING      PMCHK00000054        $344.21
800050395      AT&T78522-B     AT&T - 78522                         3/9/01   OPERATING      PMCHK00000055        $231.54
800050396      ATHIN0000-B     ATHLETES IN TRAINING                 3/9/01   OPERATING      PMCHK00000055      $3,600.00
800050397      ATHTRA001-B     ATHLETES IN TRAINING-SOUTHERN        3/9/01   OPERATING      PMCHK00000055      $1,320.00
800050398      ATTGA0000-B     ATT-GA-277019                        3/9/01   OPERATING      PMCHK00000055      $2,265.67
800050399      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29       3/9/01   OPERATING      PMCHK00000055          $4.88
800050400      CITSIEVI2-B     CITY OF SIERRA VISTA                 3/9/01   OPERATING      PMCHK00000055        $174.57
800050401      COUCHE000-B     COURTESY CHEVROLET                   3/9/01   OPERATING      PMCHK00000055        $168.09
800050402      GALLDAN000-B    DANOTA GALLAGHER                     3/9/01   OPERATING      PMCHK00000055        $381.00
800050403      HEAIMC000-B     HEALTHSOUTH IMC  INC-PHOENIX         3/9/01   OPERATING      PMCHK00000055          $9.00
800050404      HUNLIL000-B     HUNT, LILLIAN                        3/9/01   OPERATING      PMCHK00000055         $18.60
800050405      IKOOFF003-B     IKON OFFICE SOLUTIONS (CA)           3/9/01   OPERATING      PMCHK00000055      $1,373.03
800050406      LARNIC000-B     NICOLE LARSON                        3/9/01   OPERATING      PMCHK00000055        $226.00
800050407      PBC000000-B     PBCC                                 3/9/01   OPERATING      PMCHK00000055        $166.96
800050408      RICDAW000-B     RICHARDS, DAWN M.                    3/9/01   OPERATING      PMCHK00000055         $50.00
800050409      SECACC000-B     SECURITY ACCESS SYSTEMS INC          3/9/01   OPERATING      PMCHK00000055        $157.06
800050410      SOUGAS000-B     SOUTHWEST GAS CORPORATION            3/9/01   OPERATING      PMCHK00000055        $438.74
800050411      TERCOM000-B     TERMINIX COMMERCIAL                  3/9/01   OPERATING      PMCHK00000055        $659.00
800050412      THUMOU000-B     THUNDER MOUNTAIN CLEANING SERV       3/9/01   OPERATING      PMCHK00000055      $2,575.60
800050413      TOUAME000-B     TOUCH AMERICA                        3/9/01   OPERATING      PMCHK00000055         $46.89
800050414      US0WES003-B     US WEST COMMUNICATIONS-29060         3/9/01   OPERATING      PMCHK00000055        $409.33
800050415      CITPHXPLN-B     CITY OF PHOENIX - DSD               3/12/01   OPERATING      PMCHK00000056        $877.05
800050416      MANLIF000-B     MANULIFE FINNANCIAL                 3/15/01   OPERATING      PMCHK00000057      $2,757.42
800050418      COCLOC000-B     COCHISE LOCK & SAFE                 3/16/01   OPERATING      PMCHK00000058         $55.50
800050419      PAIPAR000-B     PAINTING IN THE PARK                3/16/01   OPERATING      PMCHK00000058        $147.00
800050420      PHOZOO000-B     PHOENIX ZOO-ZOO ADVENTURE           3/16/01   OPERATING      PMCHK00000058        $112.50
800050421      PROOFF000-B     PRO OFFICE EQUIPMENT, INC.          3/16/01   OPERATING      PMCHK00000058        $159.67
800050422      WILWOR000-B     WILDLIFE WORLD ZOO                  3/16/01   OPERATING      PMCHK00000058          $6.00
800050423      CAMCLA000-B     CLAUDIA CAMACHO                     3/20/01   OPERATING      PMCHK00000059         $31.00
800050424      CITPHOWAT-B     CITY OF PHOENIX (WATER SVCS)29      3/20/01   OPERATING      PMCHK00000059        $254.82
800050425      PROONE000-B     PROTECTION ONE - AZ                 3/20/01   OPERATING      PMCHK00000059        $141.19
800050426      SCHJAC000-B     SCHMIDT, JACKIE                     3/20/01   OPERATING      PMCHK00000059        $338.84
800050427      WASMAN001-B     WASTE MANAGEMENT OF ARIZONA         3/20/01   OPERATING      PMCHK00000059        $222.44
800050428      WELFAR001-B     WELLS FARGO FIN/HUGHES CALIHAN      3/20/01   OPERATING      PMCHK00000059        $406.75
800050431      FRYPAU000-B     PAULA FRY                           3/21/01   OPERATING      PMCHK00000061        $498.00
800050443      ACCENT000-B     ACCENT ENTERTAINMENT                3/28/01   OPERATING      PMCHK00000063        $390.00
800050444      ACCENT000-B     ACCENT ENTERTAINMENT                3/28/01   OPERATING      PMCHK00000063        $425.00
800050445      PAIPAR000-B     PAINTING IN THE PARK                3/29/01   OPERATING      PMCHK00000064        $276.00
800050446      MANLIF000-B     MANULIFE FINNANCIAL                 3/29/01   OPERATING      PMCHK00000065        $314.21
800050447      FIRWES000       FIRST WEST PROPERTIES               3/30/01   OPERATING      PMCHK00000066     $19,393.59
                                                                                                              ----------
Total Checks: 51                                                                Total Amount of Checks:       $49,085.17
                                                                                                              ==========

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                               Audit
Check Number   Vendor ID        Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------        -----------------                ----------   ------------   ----------         ------
200012588      LYN000000-B      LYNCH,MICHAEL                        3/1/01   OPERATING2     PMCHK00000198      $222.97
200012589      MOOBRI000-B      MOORE, BRIAN                         3/2/01   OPERATING2     PMCHK00000199      $950.22
200012590      SPA000000-B      SPATARO,LUCIAN                       3/5/01   OPERATING2     PMCHK00000200      $345.91
200012591      BONJAM000-B      JAMES BONFIGLIO                      3/5/01   OPERATING2     PMCHK00000201   $16,593.75
200012592      NES000000-B      NESTER,ELAINE                        3/5/01   OPERATING2     PMCHK00000202    $1,000.00
200012593      CIGEMP000-B      CIGNA EMPLOYEE BENE-PPO              3/6/01   OPERATING2     PMCHK00000203   $12,903.88
200012594      CONGEN000-B      CONNECTICUT GENERAL LIFE             3/6/01   OPERATING2     PMCHK00000203   $48,543.19
200012595      CONGENLIF-B      CONNECTICUT GENERAL LIFE-DENT        3/6/01   OPERATING2     PMCHK00000203    $5,176.12
200012597      ADAROA000-B      ADAM ROACH                           3/9/01   OPERATING2     PMCHK00000204      $420.00
200012598      ALLFOO009-B      ALLIANT FOODSERVICE - MN             3/9/01   OPERATING2     PMCHK00000204      $312.79
200012599      AMEPRI000-B      AMERIPRIDE LINEN AND APPAREL         3/9/01   OPERATING2     PMCHK00000204       $24.34
  2000126      MAN FIN000-B     MANULIFE FINANCIAL                  3/13/01   OPERATING2     PMCHK00000207    $4,543.84
200012600      AMESTU000-B      AMERICAN STUDENT TRANSPORTATIO       3/9/01   OPERATING2     PMCHK00000204      $247.50
200012601      APS200000-B      APS - 2907                           3/9/01   OPERATING2     PMCHK00000204    $4,695.22
200012602      AT&T78522-B      AT&T - 78225                         3/9/01   OPERATING2     PMCHK00000204       $18.63
200012603      CITSCOUTI-B      CITY OF SCOTTSDALE-UTILITIES         3/9/01   OPERATING2     PMCHK00000204      $193.69
200012604      CULWAT000-B      CULLIGAN WATER COND                  3/9/01   OPERATING2     PMCHK00000204       $51.46
200012605      HUE000000-B      HUEBSCH                              3/9/01   OPERATING2     PMCHK00000204      $428.40
200012607      JL0HAM000-B      JL HAMMETT CO-  NO                   3/9/01   OPERATING2     PMCHK00000204       $86.05
200012608      KP0LIM000-B      KP LIMITED INC                       3/9/01   OPERATING2     PMCHK00000204      $430.58
200012609      KUP000000-B      KUPPER,KATHLEEN                      3/9/01   OPERATING2     PMCHK00000204    $2,592.00
200012610      MINMOT000-B      MINNESOTA MOTOR VEHICLE              3/9/01   OPERATING2     PMCHK00000204      $123.50
200012611      NES000000-B      NESTER,ELAINE                        3/9/01   OPERATING2     PMCHK00000204       $74.11
200012612      NORSTA000-B      NORTHERN STATES POWER                3/9/01   OPERATING2     PMCHK00000204      $136.94
200012613      PARWAS000-B      PARADISE WASTE SERVICES              3/9/01   OPERATING2     PMCHK00000204      $184.73
200012614      PITBOW000-B 856  PITNEY BOWES INC                     3/9/01   OPERATING2     PMCHK00000204      $218.33
200012615      PURPOW000-B      PURCHASE POWER                       3/9/01   OPERATING2     PMCHK00000204      $133.64
200012616      SHAFOO000-B      SHAMROCK FOODS COMPANY               3/9/01   OPERATING2     PMCHK00000204      $120.43
200012617      STO000000-B      STONE,LONN                           3/9/01   OPERATING2     PMCHK00000204       $30.02
200012619      TOPCUT000-B      TOP CUT SEASONAL CARE CO             3/9/01   OPERATING2     PMCHK00000204    $1,379.69
200012620      TOUPLA000-B      TOURNAMENT PLAYERS CLUB              3/9/01   OPERATING2     PMCHK00000204    $1,800.00
200012621      TRINEW000-B      TRIBUNE NEWSPAPERS                   3/9/01   OPERATING2     PMCHK00000204        $8.28
200012622      UNIMAR000-B      UNITED MARTIAL ARTS OF PHOENIX       3/9/01   OPERATING2     PMCHK00000204       $42.50
200012623      UNISTA000-B      UNITED STATES POSTAL SERVICE         3/9/01   OPERATING2     PMCHK00000204    $1,000.00
200012624      US0WES003-B      US WEST COMMUNICATIONS-29060         3/9/01   OPERATING2     PMCHK00000204      $893.29
200012625      VANPAP000-B      VAN PAPER COMPANY                    3/9/01   OPERATING2     PMCHK00000204      $466.42
200012626      WASMAN002-B      WASTE MANAGEMENT-SAVAGE MN           3/9/01   OPERATING2     PMCHK00000204      $493.23
200012627      WESINN000-B      WESTERN INNOVATIONS INC              3/9/01   OPERATING2     PMCHK00000204    $1,900.00
200012628      ARC000000-B      ARC                                  3/9/01   OPERATING2     PMCHK00000205    $3,277.99
200012629      CHEUSA000-B      CHEVRON USA INC                      3/9/01   OPERATING2     PMCHK00000205    $5,314.99
200012630      CIGEMP000-B      CIGNA EMPLOYEE BENE-PPO              3/9/01   OPERATING2     PMCHK00000205    $4,266.73
200012631      CONGEN000-B      CONNECTICUT GENERAL LIFE             3/9/01   OPERATING2     PMCHK00000205   $16,051.02
200012632      CONGENLIF-B      CONNECTICUT GENERAL LIFE-DENT        3/9/01   OPERATING2     PMCHK00000205      $435.51
200012633      DOCTEC000-B      DOCUMENT TECHNOLOGIES                3/9/01   OPERATING2     PMCHK00000205    $3,626.86
200012634      FEDEXP000-B      FEDERAL EXPRESS                      3/9/01   OPERATING2     PMCHK00000205    $1,102.47
200012635      HEAIMC000-B      HEALTHSOUTH IMC  INC-PHOENIX         3/9/01   OPERATING2     PMCHK00000205      $106.50
200012636      IKOOFF003-B      IKON OFFICE SOLUTIONS (CA)           3/9/01   OPERATING2     PMCHK00000205      $733.91
200012637      JETCON000-B      JET CONNECTION                       3/9/01   OPERATING2     PMCHK00000205      $190.00
200012638      KEYDAT000-B      KEY DATA SYSTEMS                     3/9/01   OPERATING2     PMCHK00000205      $304.41
200012639      KP0LIM000-B      KP LIMITED INC                       3/9/01   OPERATING2     PMCHK00000205      $119.33
200012640      PURPOW000-B      PURCHASE POWER                       3/9/01   OPERATING2     PMCHK00000205       $27.82
200012641      RIVJUD000-B      JUDI RIVERA                          3/9/01   OPERATING2     PMCHK00000205       $14.72
200012642      SIESPR000-B      SIERRA SPRINGS                       3/9/01   OPERATING2     PMCHK00000205       $37.30
200012643      SPEINC000-B      SPECTERA, INC.                       3/9/01   OPERATING2     PMCHK00000205    $1,483.20
200012644      US0BAN000-B      US BANK NATIONAL ASSOCIAT-401K       3/9/01   OPERATING2     PMCHK00000205    $1,662.14
200012645      US0WES003-B      US WEST COMMUNICATIONS-29060         3/9/01   OPERATING2     PMCHK00000205      $998.19
200012646      WELFAR003-B      WELLS FARGO (MN)                     3/9/01   OPERATING2     PMCHK00000205      $780.09
200012647      LYN000000-B      LYNCH,MICHAEL                        3/9/01   OPERATING2     PMCHK00000206      $164.90
200012653      CON000000-B      CONCENTRA                           3/13/01   OPERATING2     PMCHK00000208      $344.54
200012654      MUTOMA000-B      MUTUAL OF OMAHA                     3/13/01   OPERATING2     PMCHK00000208    $1,289.21
200012655      SPEINC000-B      SPECTERA, INC.                      3/13/01   OPERATING2     PMCHK00000208    $1,911.60
200012656      LILJ.0000-B      LILYQUIST, J. GARY                  3/14/01   OPERATING2     PMCHK00000209      $191.78
200012657      SHE000000-B      SHEARER,DAN                         3/14/01   OPERATING2     PMCHK00000209      $268.60
200012658      SNELDO000-B      DOUG SNELL                          3/14/01   OPERATING2     PMCHK00000209      $112.13
200012659      ARC000000-B      ARC                                 3/14/01   OPERATING2     PMCHK00000210    $1,178.70
200012660      IOSCAP-GA-B      IOS CAPITAL-GA                      3/14/01   OPERATING2     PMCHK00000210    $3,680.24
200012661      LYN000000-B      LYNCH,MICHAEL                       3/15/01   OPERATING2     PMCHK00000211      $165.76

                               Corporate Company
                          VENDOR CHECK REGISTER REPORT
                              Payables Management

* Voided Checks

                                                                                               Audit
Check Number   Vendor ID        Vendor Check Name                Check Date   Checkbook ID   Trail Code         Amount
------------   ---------        -----------------                ----------   ------------   ----------         ------
200012662      MAN FIN000-B     MANULIFE FINANCIAL                  3/15/01   OPERATING2     PMCHK00000211    $4,327.26
200012663      BONJAM000-B      JAMES BONFIGLIO                     3/16/01   OPERATING2     PMCHK00000212   $13,443.75
200012665      CAVBRY000-B      BRYAN CAVE LLP                      3/19/01   OPERATING2     PMCHK00000213   $46,000.00
200012666      AICRED000-B      A.I. CREDIT CORP.                   3/20/01   OPERATING2     PMCHK00000214   $11,055.99
200012667      ENGBER000-B      ENGELMAN BERGER,P.C.                3/20/01   OPERATING2     PMCHK00000214      $963.90
200012668      FEDEXP000-B      FEDERAL EXPRESS                     3/20/01   OPERATING2     PMCHK00000214      $296.66
200012669      IKOOFF003-B      IKON OFFICE SOLUTIONS (CA)          3/20/01   OPERATING2     PMCHK00000214      $114.14
200012670      IMPFIN000-B      IMPERIAL FINANCIAL PRINTING         3/20/01   OPERATING2     PMCHK00000214      $316.50
200012671      LYN000000-B      LYNCH,MICHAEL                       3/20/01   OPERATING2     PMCHK00000214      $531.84
200012672      ALLFOO009-B      ALLIANT FOODSERVICE - MN            3/20/01   OPERATING2     PMCHK00000215      $388.23
200012673      AMELIN000-B      AMERIPRIDE LINEN AND APPAREL        3/20/01   OPERATING2     PMCHK00000215       $46.19
200012674      AMEPRI000-B      AMERIPRIDE LINEN AND APPAREL        3/20/01   OPERATING2     PMCHK00000215       $21.63
200012675      BARDAV000        DAVID BARTON                        3/20/01   OPERATING2     PMCHK00000215      $180.00
200012677      DANKID000-B      DANCERCISE KIDS                     3/20/01   OPERATING2     PMCHK00000215      $436.00
200012678      FOS000000-B      FOSTER,REBECCA                      3/20/01   OPERATING2     PMCHK00000215       $42.47
200012679      GIBWIL000-B      WILLIAM GIBBS                       3/20/01   OPERATING2     PMCHK00000215    $4,534.89
200012680      IKOOFF003-B      IKON OFFICE SOLUTIONS (CA)          3/20/01   OPERATING2     PMCHK00000215      $155.46
200012681      LABBAR000-B      BARTON LABELLE                      3/20/01   OPERATING2     PMCHK00000215    $1,493.13
200012682      LUCGER000-B      GERALD LUCAS                        3/20/01   OPERATING2     PMCHK00000215    $4,050.70
200012683      PITBOW000-B      PITNEY BOWES CREDIT CORP-85646      3/20/01   OPERATING2     PMCHK00000215       $80.56
200012684      PITBOW001-B      PITNEY BOWES-85390                  3/20/01   OPERATING2     PMCHK00000215      $220.38
200012685      SHAFOO000-B      SHAMROCK FOODS COMPANY              3/20/01   OPERATING2     PMCHK00000215       $54.74
200012686      SPEELL000-B      SCOTT SPEAR                         3/20/01   OPERATING2     PMCHK00000215    $3,383.95
200012687      STECUR000-B      CURTIS STEWART                      3/20/01   OPERATING2     PMCHK00000215    $1,377.76
200012688      TESAPR000-B      APRYL TESCH #140                    3/20/01   OPERATING2     PMCHK00000215      $372.02
200012689      THOTAB000-B      TABETHA THOENY                      3/20/01   OPERATING2     PMCHK00000215      $250.00
200012690      US0WES003-B      US WEST COMMUNICATIONS-29060        3/20/01   OPERATING2     PMCHK00000215      $313.24
200012691      VANPAP000-B      VAN PAPER COMPANY                   3/20/01   OPERATING2     PMCHK00000215      $154.16
200012692      CHEUSA000-B      CHEVRON USA INC                     3/20/01   OPERATING2     PMCHK00000216      $210.00
200012693      COUCHE000-B      COURTESY CHEVROLET                  3/20/01   OPERATING2     PMCHK00000216      $767.00
200012694      EMPUNI000-B      EMPLOYERS UNITIY INC                3/22/01   OPERATING2     PMCHK00000217      $643.75
200012695      MAN FIN000-B     MANULIFE FINANCIAL                  3/22/01   OPERATING2     PMCHK00000217    $4,347.59
200012696      AT&T78522-B      AT&T - 78225                        3/26/01   OPERATING2     PMCHK00000218      $340.27
200012697      ALLFOO009-B      ALLIANT FOODSERVICE - MN            3/26/01   OPERATING2     PMCHK00000218      $663.78
200012698      BENARI000-B      BEN-DOR, ARIELA                     3/26/01   OPERATING2     PMCHK00000218    $1,264.00
200012699      BUGBUS000-B      BUG BUSTERS, INC.                   3/26/01   OPERATING2     PMCHK00000218       $58.58
  2000127      MUTOMA000-B      MUTUAL OF OMAHA                     3/13/01   OPERATING2     PMCHK00000207    $4,424.70
200012700      CITSCOUTI-B      CITY OF SCOTTSDALE-UTILITIES        3/26/01   OPERATING2     PMCHK00000218      $782.65
200012701      CON000000-B      CONCENTRA                           3/26/01   OPERATING2     PMCHK00000218       $35.00
200012702      CULWAT000-B      CULLIGAN WATER COND                 3/26/01   OPERATING2     PMCHK00000218      $140.55
200012703      GRELEA000-B      GREATAMERICA LEASING CORP           3/26/01   OPERATING2     PMCHK00000218      $776.52
200012704      PEONAT000-B      PEOPLES NATURAL GAS                 3/26/01   OPERATING2     PMCHK00000218    $1,358.13
200012705      IKOOFF000-B      IKON OFFICE SOLUTIONS - IL          3/26/01   OPERATING2     PMCHK00000218      $449.58
200012706      IKOOFF003-B      IKON OFFICE SOLUTIONS (CA)          3/26/01   OPERATING2     PMCHK00000218      $525.14
200012707      KP0LIM000-B      KP LIMITED INC                      3/26/01   OPERATING2     PMCHK00000218    $5,626.89
200012708      LA0PRE000-B      LA  PRENSA                          3/26/01   OPERATING2     PMCHK00000218       $37.50
200012709      NES000000-B      NESTER,ELAINE                       3/26/01   OPERATING2     PMCHK00000218      $180.16
200012710      TNTCLE000-B      TNT CLEANING                        3/26/01   OPERATING2     PMCHK00000218    $3,270.00
200012711      U0CWIN000-B      U-C WINDOW CLEANING                 3/26/01   OPERATING2     PMCHK00000218      $300.00
200012712      US0WES003-B      US WEST COMMUNICATIONS-29060        3/26/01   OPERATING2     PMCHK00000218    $2,202.89
200012713      FEDEXP000-B      FEDERAL EXPRESS                     3/27/01   OPERATING2     PMCHK00000219      $151.06
200012714      IKOOFF001-B      IKON OFFICE SOLUTION (AZ)           3/27/01   OPERATING2     PMCHK00000219      $427.85
200012715      IKOOFF001-B      IKON OFFICE SOLUTION (AZ)           3/27/01   OPERATING2     PMCHK00000219      $297.74
200012716      KP0LIM000-B      KP LIMITED INC                      3/27/01   OPERATING2     PMCHK00000219      $530.67
200012717      LEWLIN000-B      LINDA LEWERS                        3/27/01   OPERATING2     PMCHK00000219       $75.00
200012718      LUE000000-B      LUETHMERS,JACKI                     3/27/01   OPERATING2     PMCHK00000219       $21.08
200012719      PBC000000-B      PBCC                                3/27/01   OPERATING2     PMCHK00000219      $127.55
200012720      US0WES003-B      US WEST COMMUNICATIONS-29060        3/27/01   OPERATING2     PMCHK00000219      $801.72
200012722      UNIPAR000-B      UNITED PARCEL SERVICE-UPS           3/27/01   OPERATING2     PMCHK00000219       $98.81
200012723      LYN000000-B      LYNCH,MICHAEL                       3/27/01   OPERATING2     PMCHK00000220    $1,112.56
200012724      NOBSCH000-B      NOBEL SCHOOL MGMT SVC               3/27/01   OPERATING2     PMCHK00000220    $7,965.00
200012725      STAFUN000-B      STATE FUND COMPENSATION             3/29/01   OPERATING2     PMCHK00000221    $5,679.00
200012726      ARC000000-B      ARC                                 3/29/01   OPERATING2     PMCHK00000221      $881.37
200012727      ARC000000-B      ARC                                 3/29/01   OPERATING2     PMCHK00000221      $377.72
200012758      WELBAN000-B      WELLS FARGO BANK                    3/30/01   OPERATING2     PMPAY00000016   $80,000.00
                                                                                                            -----------
Total Checks: 132                                                                Total Amount of Checks:    $380,183.65
                                                                                                            ===========